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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 2006


                              E COM VENTURES, INC.
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             (Exact name of registrant as specified in its charter)


                Florida                 0-19714             65-0977964
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      (State or Other Jurisdiction    (Commission       (I.R.S. Employer
           of Incorporation)          File Number)     Identification No.)


                            251 International Parkway
                             Sunrise, Florida 33325
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               (Address of Principal Executive Office) (Zip Code)


                                 (954) 335-9100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated by reference herein is E Com Ventures, Inc.'s news release dated April 25, 2006, announcing its financial results for the fiscal year ended January 28, 2006.

This information is furnished pursuant to Item 2.02 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      News release of E Com Ventures, Inc. issued on April 25, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           E COM VENTURES, INC.


Date: April 26, 2006                       By: /s/ A. Mark Young
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                                               A. Mark Young
                                               Chief Financial Officer